Exhibit 99.2
Nasdaq: MRNS @MarinusPharma Photo Credit: Kelly Crews Photography Ryan (center) Living with CDKL5 deficiency disorder Corporate Presentation March 2024

©2024 Marinus Pharmaceuticals. All Rights Reserved I To the extent that statements contained in this presentation are not descriptions of historical facts regarding Marinus, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may”, “will”, “expect”, “anticipate”, “estimate”, “intend”, “believe”, and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements regarding our ability to continue as a going concern; our expected revenue and expenses; our commercialization plans for ZTALMY® and clinical development plans for ganaxolone, and the expected timing thereof; our anticipated and potential financing plans; the clinical development schedule and milestones; expected dosing in our clinical trials; our expected timing to begin and complete enrollment in our clinical trials; the expected trial design, target patient population and endpoints for our clinical trials; interpretation of scientific basis for ganaxolone use; timing for availability and release of data; the potential safety and efficacy and therapeutic potential of ganaxolone; timing and expectations regarding the potential benefits ZTALMY will provide for patients and physicians; timing and expectations regarding regulatory communications and submissions; expectations regarding our agreement with BARDA; expectations regarding our current and contemplated collaborations with ex-US partners, including the potential benefits and timing thereof; expectations regarding the potential market opportunities for our product candidates; expectations regarding patient populations; expectations regarding potential commercial alliances; expectations regarding our cash flow, cash projections and cash runway; expectations regarding the continued uptake of ZTALMY; expectations regarding the impact of on-going scientific and clinical research investments on our product candidates; estimated net patient pricing of ZTALMY and related market access and payer coverage; expectations regarding long-term patient response and retention for ZTALMY; plans and expectations to optimize costs and expenses; expectations regarding operating margins; plans for commercial investments; plans to leverage existing our infrastructure and knowledge; our plans for the global access program and the expected benefits and timing thereof; and our expectations regarding future opportunities of oral and IV ganaxolone. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties and delays relating to patient and physician acceptance of ZTALMY; our ability to obtain adequate market access for ZTALMY; our ability to comply with the U.S. Food and Drug Administration’s (“FDA”) requirement for additional post-market studies in the required timeframes; the timing of regulatory filings; the potential that regulatory authorities, including the FDA and the European Medicines Agency (“EMA”), may not grant or may delay approval for our product candidates; uncertainties and delays relating to the design, enrollment, completion, and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of the FDA or EMA may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; our ability to obtain and maintain regulatory approval for our product candidates; our ability to obtain, maintain, protect and defend intellectual property for our product candidates; the potential negative impact of third party patents on our collaborators’ or our ability to commercialize ganaxolone; delays, interruptions or failures in the manufacture and supply of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to service those markets; our cash and cash equivalents may not be sufficient to support our operating plan for as long as anticipated; our expectations, projections and estimates regarding expenses, future revenue, capital requirements, and the availability of and the need for additional financing; our ability to obtain additional funding to support our commercial and clinical development programs; our dependence on ex-US partners to commercialize ZTALMY outside of the US; the potential for our ex-US partners to breach our collaboration agreements or terminate the agreements; and the availability or potential availability of alternative products or treatments for conditions targeted by us that could affect the availability or commercial potential of our product candidates. Marinus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see filings we have made with the Securities and Exchange Commission. You may access these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Safe Harbor Statement 2

©2024 Marinus Pharmaceuticals. All Rights Reserved I Ganaxolone Development Pipeline 3 Ganaxolone is a positive allosteric GABAA receptor modulator with a well-defined MOA designed to treat patients suffering from seizure disorders. Ganaxolone is designed to modulate both synaptic and extrasynaptic GABAA receptors to calm over-excited neurons. Ongoing trial Planned future trial PDUFA date March 2022 MAA filing validation Q4 2021 Oral Suspension Intravenous Intravenous Second Generation Formulation Oral Suspension CDKL5 Deficiency Disorder Marigold Trial FDA & EMA approved Interim analysis Q2 2024 Enrollment completion Q4 2025 Phase 2 LGS trial to begin 2025 Topline data Q4 2024 Refractory Status Epilepticus RAISE Trial Tuberous Sclerosis Complex TrustTSC Trial Refractory Status Epilepticus RAISE II Trial Lennox-Gastaut Syndrome Phase 1 Phase 2 Phase 3 Approved Anticipated Milestones Epileptic Encephalopathies Trial to begin Q4 2024 Oral Suspension

©2024 Marinus Pharmaceuticals. All Rights Reserved I 4 ¹Symonds et al. Incidence and phenotypes of childhood-onset genetic epilepsies: a prospective population-based national cohort. Brain. 2019 Aug 1;142(8):2303-2318. ²Curatolo P, Bombardieri R, Jozwiak S. Tuberous sclerosis. Lancet. 2008;372:657–68. ³DeLorenzo RJ et al. J Clin Neurophysiol. 1995; 12: 316-325 4Rossetti and Lowenstein. Lancet Neurol. 2011 Oct; 10(10): 922–930 5Trevathan et al. (1997). Epilepsia, 38(12), 1283–1288 6Highly refractory population estimated through ZS & Associates Opportunity Assessment market research and internal assessment of ~40% of refractory TSC patients would represent a highly refractory population. Ganaxolone U.S. Market Opportunity Oral Ganaxolone Intravenous (IV) Ganaxolone Second Generation Product Development Stage Incidence / Prevalence Seizure type(s) Indication CDKL5 deficiency disorder Tuberous sclerosis complex FDA and EMA approved - Ph3 TrustTSC trial underway - Topline data anticipated Q4 2024 - 1:40,000 live births¹ - 90-100 U.S. newborns / year - 1:6,000 live births2 - 9.6-11k highly refractory6 Generalized and focal seizures Focal seizures (primarily) Refractory status epilepticus - Ph3 RAISE trial underway - Interim analysis planned Q2 2024 - Enrollment anticipated to conclude Q4 2025 35k U.S. patients / year3,4 Continuous/persistent electrographic or clinical seizures Lennox-Gastaut syndrome - Exploring application of extended-release technologies - LGS trial anticipated to begin 2025 - 26:100,000 people5 - 48k U.S. patients - Drop seizures (atonic, tonic, or tonic-clonic) - 90% intractable COMMERCIAL PIPELINE PIPELINE PIPELINE Not for promotional use

Commercial Update Not for promotional use

©2024 Marinus Pharmaceuticals. All Rights Reserved I ZTALMY® Performance Metrics 6 U.S. net product revenue of $6.6M for the fourth quarter of 2023 More than 165 patients active on therapy at the end of 2023 U.S. net product revenue of $32M- $34M expected for the fiscal year 2024 ~225 million covered lives, including both commercial and government programs Not for promotional use U.S. net product revenue of $19.6M for the full year 2023

©2024 Marinus Pharmaceuticals. All Rights Reserved I A Comprehensive Commercial Strategy to Grow the ZTALMY® Brand Patient identification Activate the caregiver community Focused education to HCPs to establish ZTALMY as the standard of care for CDD seizure management Continuously enhance the patient experience • Elevate by educating HCPs on the importance of determining the genetic etiology of patients with refractory epilepsy syndromes • Increased investment in third party data expected to allow targeting of approximately 2x more CDD patients • Inspire through newly added “Shining Moments ” educational programing delivered directly to the caregiver community focused on ZTALMY and CDD the community • Promotional education targeted to HCPs with a high propensity of having CDD patients and prescribing ZTALMY • Data driven analytics and HCP segmentation strategies to deliver the right message, to the right HCP, at the right time • Refine the ZTALMYOne patient support program to meet the evolving needs of the CDD community Drive best in class practices, establish Marinus as a leader in refractory epilepsy, and build capabilities for future launches Not for promotional use 7

Tuberous Sclerosis Complex “Many individuals with TSC continue to experience uncontrolled seizures despite a cocktail of multiple antiepileptic drugs. Because new options are always needed, the TSC community welcomes clinical evaluation of new epilepsy treatments” - Kari Luther Rosbeck, President & CEO of the Tuberous Sclerosis Alliance

©2024 Marinus Pharmaceuticals. All Rights Reserved I 9 Tuberous Sclerosis Complex (TSC) CAUSE • Defect or mutation of TSC1 and/or TSC2 genes INCIDENCE • ~1 in 6,000 live births1 COMMON SYMPTOMS • Seizures, cognitive impairment, behavioral difficulties, skin/kidney/lung abnormalities, etc EPILEPSY IN TSC • Occurs in ~80-90% of those with TSC2 • Two-thirds refractory to existing therapies2 • Seizures typically begin within first year of life (infantile spasms and/or focal seizures)3 1. Hasbani DM & Crino PB 2018 Hand. Clin. Neurol. 2. Henske EP et al. 2016 Nat. Rev. Dis. Primers. 3. Chu-Shore CJ et al. 2010 Epilepsia TSC is one of the most common genetic epilepsies often exhibiting highly refractory seizures despite existing therapies

©2024 Marinus Pharmaceuticals. All Rights Reserved I TSC Phase 2 Trial Results 10 * -200 -100 -80 -60 -40 -20 0 20 40 60 80 100 Percent reduction in TSC-associated seizure frequency =median 16.6% Secondary and Exploratory Analyses Primary Endpoint Results: 16.6% median reduction in TSC-associated seizures Ganaxolone was generally well-tolerated with somnolence, sedation and fatigue reported as the most common adverse events; in addition, one treatment-related serious adverse event of seizure was reported in the trial * Secondary endpoint Proportion of patients with a ≥50% reduction in TSC-associated seizure frequency Intent to Treat (n=23) +Cannabidiol (n=12) +Everolimus (n=11) 0 5 10 15 20 25 30 35 40 45 50 36.4 25.0 30.4 Percent of patients % % % Subjects with Focal Seizure Types (n=19) 0 10 20 30 25.2 Percent reduction in focal seizure frequency (median) %

©2024 Marinus Pharmaceuticals. All Rights Reserved I Phase 3 Protocol Refinements Informed by Phase 2 11 Phase 3 Slower titration initially, designed to optimize tolerability and improve efficacy No (n=6) Yes (n=17) 0 5 10 15 20 25 30 Somnolence-related AE Percentreduction in TSC-associated seizure frequency (median) Phase 2 Patients without somnolence related AEs experienced directionally better seizure reductions 0 7 14 21 28 35 0 50 10 150 20 250 Time (days) Modeled GNX Concentration (ng/mL) 300 Predicted GNX Concentration (Ph2 Titration) Predicted GNX Concentration (Ph3 Titration)

©2024 Marinus Pharmaceuticals. All Rights Reserved I Phase 3 Trial Overview 12 ► Enrollment: ~128 patients, targeting sites in the U.S., Western Europe, Canada, Israel, Australia and China • 90% powered to detect a 25% treatment difference • Statistical significance could be achieved with a treatment difference of approximately 15% • Similar powering assumptions and treatment group size to recent rare epilepsy trials (TSC, LGS, CDD, etc.) ► Primary Endpoint: Percent change in 28-day TSC-associated seizure frequency during 16-week treatment period compared to baseline ► Key Secondary Endpoints: Percent change in TSC-associated seizure frequency during 12-week maintenance period, 50% responder rate, and clinical global impression Ganaxolone Placebo Baseline (4 weeks) Titration (28 days) Maintenance (12 weeks) Eligible Patients with TSC R 1:1 Primary Endpoint Analysis Open-label Ganaxolone Double-blind Phase Study status Enrollment expected to be completed Q2 2024 Topline data expected Q4 2024

©2024 Marinus Pharmaceuticals. All Rights Reserved I TrustTSC Baseline Demographics 13 Age (mean [min-max]) 15 [1-50] Gender 52% male 48% female Failed ASMs* (mean) 4.3 Baseline Seizure Rate (median, per 28 days) 42 DB Discontinuation Rate** <7% only 2 discontinuations due to somnolence-related adverse events **From blinded Phase 3 trial data U.S. Undisclosed Australia Canada China France Germany Israel Spain UK Recruitment by Country Epidiolex®/ CBD mTorinhibitors (everolimus/ sirolimus) 25% 44% ASM: antiseizure medication; DB: double-blind All data are preliminary and may not reflect final trial results *Based on enrollment as of Feb 2024; failed ASMs includes prior and concomitant treatment

©2024 Marinus Pharmaceuticals. All Rights Reserved I Addressable Patient Population ~2,000 9.6-11k 40% Highly Refractory4 CDD Patients5 TSC Highly Refractory CDD Patients TSC Epileptic TSC Prevalence TSC Refractory TSC CDD 24-28k 60-65% Refractory3 40-43k 80-85% Epileptic2,3 50,000 1/6000 incidence1 Unlocking a 4-5x Growth Opportunity for ZTALMY® 14 14 1Curatolo P, Bombardieri R, Jozwiak S. Tuberous sclerosis. Lancet. 2008;372:657–68 2Kingswood et al. TuberOus SClerosis registry to increase disease Awareness (TOSCA) - baseline data on 2093 patients. Orphanet J Rare Dis. 2017 Jan 5;12(1):2 3Chu-Shore CJ, Major P, Camposano S, Muzykewicz D, Thiele EA. The natural history of epilepsy in tuberous sclerosis complex. Epilepsia. 2010 Jul;51(7):1236-41 4Highly refractory population estimated through ZS & Associates Opportunity Assessment market research and internal assessment of ~40% of refractory TSC patients would represent a highly refractory population. 5Estimated from Symonds et al. Incidence and phenotypes of childhood-onset genetic epilepsies: a prospective population-based national cohort. Brain. 2019 Aug 1;142(8):2303-2318

©2024 Marinus Pharmaceuticals. All Rights Reserved I Leverage of Existing ZTALMY® Infrastructure to TSC Expected to Yield Significant Return with Modest Expansion 15 15 TSC COMMERCIAL INFRASTRUCTURE Modest increase in field force MARKETING STRATEGY Distinct TSC positioning EXPANDED TARGETS Significant overlap, +400 priority accts Build upon >120 unique prescribers ACCESS STRATEGY Competitive marketplace Clear TSC Launch Plan CAREGIVER ACTIVATION Community education on ZTALMY® Existing ZTALMY CDD Commercial Organization

Status Epilepticus

©2024 Marinus Pharmaceuticals. All Rights Reserved I Status Epilepticus Overview 17 Status Epilepticus = Condition resulting from either the failure of the mechanisms responsible for seizure termination or from the initiation of mechanisms which lead to: • abnormally prolonged seizures (after time point t 1 ) • can have long-term consequences (after time point t2 ) 1. DeLorenzo RJ et al 1995 J Clin Neurophysiol 2. Naylor DE. Epilepsia Open. 2023 3. Rossetti AO, et al. J Neurol Neurosurg Psychiatry. 2006 4. Jayalakshmi S, et al. Seizure. 2015 5. Penberthy LT, et al. Seizure. 2005 6. Guterman EL, et al. JAMA Neurol 2021 • Disabling cognitive deficits3 • 2.9x increased risk for development of epilepsy3 Associated with significant morbidity in survivors: • Underlying SE etiology3 • More refractory SE4 • Therapeutic coma exposure3 • Increased age3 • Substantial direct healthcare cost5 especially as SE progresses6 Incidence of SE in the United States: ~150,000 SE episodes per year1 • Disabling cognitive deficits2 • Increased risk for development of epilepsy2 Increased mortality associated with: Significant healthcare utilization: 17

©2024 Marinus Pharmaceuticals. All Rights Reserved I 18 Pharmacokinetics/Pharmacodynamics Well Suited for Acute SE Treatment Experimental PK – plasma and brain1 Brain and plasma concentration after ganaxolone 3 mg/kg IM in mice Human PD – EEG changes2 EEG bispectral index in healthy volunteers following IV ganaxolone 1. Zolkowska D, Wu CY, Rogawski MA. Intramuscular allopregnanolone and ganaxolone in a mouse model of treatment‐resistant status epilepticus. Epilepsia. 2018 Oct;59:220-7. 2. Data on file, Marinus Pharmaceuticals, inc. Human PK2 Following 30 mg ganaxolone bolus (over 5 minutes): Cmax 1,240 ng/mL Tmax 0.08 hrs Ganaxolone activates the extrasynaptic GABAA receptor, is associated with high brain concentrations, and delivers a rapid onset of action.

©2024 Marinus Pharmaceuticals. All Rights Reserved I Strategic Approach to SE Clinical Development 19 1. DeLorenzo RJ Pellock JM Towne AR Boggs JG. Epidemiology of status epilepticus. J Clin Neurophysiol. 1995; 12: 316-325 2. Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103-13. 3. Rossetti and Lowenstein. Management of refractory status epilepticus in adults Lancet Neurol. 2011 Oct; 10(10): 922–930 Refractory SE (RSE) 1 st Line Benzodiazepine(s) Super Refractory SE (SRSE) Established SE (ESE) Status Epilepticus (SE) 2 nd Line IV Antiseizure Medications 3rd Line IV Anesthetics (Medically Induced Coma) ~150,000 SE episodes/year1 ~75,000 SE episodes /year2 ~35,000 SE episodes/year3 ~10,000 SE episodes/year3 Potential Future Clinical Study Due to Encouraging EIND Outcomes 19

©2024 Marinus Pharmaceuticals. All Rights Reserved I Treatment Period Loading Dose Maintenance Taper 20 Phase 2 Refractory Status Epilepticus Trial (RSE) Design • Diagnosis of convulsive or non-convulsive SE • Failed at least one 2nd line IV AED but had not progressed to 3rd line IV anesthetics Bolus plus continuous infusion 2-4 day infusion 18-hour taper Screening Post-treatment Follow-up 24 hour Weeks 2, 3, 4 SE Patients Cohort Dose of ganaxolone/day N Low 500mg/day 5 Medium 650mg/day 4 High 713mg/day 8 Goals of a new treatment Limitations of current treatments Endpoints • Rapid cessation • Maintenance of seizure control • Prevent progression to IV anesthetics • 1st line Benzodiazepines ineffective in 45%-50%; limited by cardiovascular and respiratory side effects • 2nd line Ineffective in over 50% of established SE; further decreased response in refractory SE • 3rd line IV Anesthetics: high morbidity, mortality ~35%; increased duration of hospitalization and costs of care • Primary: Percent of patients who did not require escalation of treatment with IV anesthetic within the first 24 hours after ganaxolone initiation • Secondary: Additional efficacy, safety and tolerability 8 males, 9 females Mean age: 57 years old (range: 23-88) 17 patients enrolled

©2024 Marinus Pharmaceuticals. All Rights Reserved I 21 Phase 2 Trial Results Demonstrated Rapid Onset And Durability of Effect Data presented at AES 2019 AEDs – antiepileptic drugs Cohort No escalation to IV anesthetics within 24 hours from infusion initiation (Primary Endpoint) Status-free through 24 hours from infusion initiation (investigator determination) No escalation to additional IV AEDs or IV anesthetics for status relapse at any time through 24 hours after ganaxolone discontinuation No SE Relapse at anytime during the 4-wk follow up period High (713 mg/day) (n=8) 100% (8 of 8) 88% (7 of 8) 100% (8 of 8) 100% (6 of 6) (1ET, 1 died) Medium (650 mg/day) (n=4) 100% (4 of 4) 100% (4 of 4) 75% (3 of 4) 67% (2 of 3) (1 ET) Low (500 mg/day) (n=5) 100% (5 of 5) 100% (5 of 5) 60% (3 of 5) 50% (1 of 2) (1 died) Immediate Prior AED Administered 4 Hours (mean) to ganaxolone treatment SE Cessation Occurred Rapidly in All Dose Groups (median = 5 minutes) Safety Summary: • 2 treatment emergent serious adverse events noted as severe sedation • 13 treatment emergent adverse events: 5 moderate (4 somnolence; 1 hypercarbia); 6 mild (2 hypotension, 2 somnolence, 1 urinary retention, 1 hypercarbia) Trial data published in Epilepsia

©2024 Marinus Pharmaceuticals. All Rights Reserved I PK/PD Relationship and Rationale for Target Dose 22 22 PK model estimations Vaitkevicius H et al. Intravenous ganaxolone for the treatment of refractory status epilepticus: Results from an open-label, dose-finding, phase 2 trial. Epilepsia. 2022 Sep;63(9):2381-2391 Seizure Burden Reduction Low dose cohort Medium dose cohort High dose cohort Plasma Ganaxolone Concentration High dose regimen designed to yield plasma ganaxolone levels at or above target concentration of 500 ng/mL for 8 hours

©2024 Marinus Pharmaceuticals. All Rights Reserved I Patient Population Study Treatment RAISE: Phase 3 Trial in Refractory Status Epilepticus 23 *SE, status epilepticus; SRSE, super refractory status epilepticus; IV, intravenous; ASM, antiseizure medication; IV ASMs: fosphenytoin/phenytoin, levetiracetam, valproic acid, lacosamide, brivaracetam, phenobarbital 1:1 randomization to ganaxolone or placebo IV solution added to ongoing standard of care Continuous EEG monitoring Dosing 30 mg bolus IV infusion x 36 hours 12-hour taper Primary Objective: To assess the efficacy and safety of IV ganaxolone for the treatment of status epilepticus after failure of 2 or more antiseizure medications Phase 3 regimen designed to yield plasma ganaxolone levels at or above target concentration of > 500 ng/mL for 12 hours Key Inclusion Criteria Patients 12 years of age or older SE with or without prominent motor features based on clinical and EEG findings Failed ≥2 antiseizure treatments in the current episode of SE: Benzodiazepine + > 1 IV ASM, or > 2 IV ASMs IV anesthesia would likely be the next step in SE treatment Key Exclusion Criteria Life expectancy <24 hours More than 18 hours of high-dose IV anesthetics, or continue to have persistent seizures on high-dose IV anesthetics Anoxic brain injury or an uncorrected rapidly reversible metabolic condition as the primary cause of SE Study status Enrollment target for interim analysis achieved Topline results expected in the first half of Q2 2024 https://classic.clinicaltrials.gov/ct2/show/NCT04391569 Ganaxolone development for RSE is being funded, in part, by the Biomedical Advanced Research and Development Authority (BARDA), part of the Office of the Assistant Secretary for Preparedness and Response at the U.S. Department of Health and Human Services, under contract number 75A50120C00159. BARDA granted a no cost extension of the period of performance for completion of the RSE Phase 3 clinical trial to 9/30/3024 23

©2024 Marinus Pharmaceuticals. All Rights Reserved I RAISE Trial: Baseline Patient Characteristics* 24 Phase 2 RSE Study (17 patients)1 Phase 3 RAISE Study *This is preliminary RAISE data for the interim analysis STESS: mean (range) Severity of the RAISE population ASM utilization in RAISE # IV ASMs Proportion of patients 0 5% 1 16% 2 44% 3 32% 4 or 5 3% All ASMs prior to IP Median (Range) 3 (1-9) Median rate of escalation of care before IP IV ASM Last 2nd 3rd RAISE 12.4 h 24.8 h 44.4 h Phase 2 3.8 h 5.4 h SE type Motor signs Proportion of patients Present 27%** Absent 73% Time from SE onset to IP initiation (hours) Median (max) 24.5 (297) History of Epilepsy 53% 57% Age: mean (range) 56.9 (23-88) 58.8 (15-90) Seizure Burden 61.4% 32% Failed IV ASMs: median 2 2 Etiology Same across both trials 2.8 (0-6) STESS: mean (range) 2.8 (0-6) 2.8 (0-6) Received a BNZ 82% 91% Mortality 18% 23% 1Vaitkevicius H et al. Intravenous ganaxolone for the treatment of refractory status epilepticus: Results from an open-label, dose-finding, phase 2 trial. Epilepsia. 2022 Sep;63(9):2381-2391 24 **Focal: 22%

©2024 Marinus Pharmaceuticals. All Rights Reserved I RAISE Endpoints and Interim Analysis 25 OTHER SECONDARY ENDPOINTS §Medications for the acute treatment of SE are defined as ASMs administered to abort ongoing SE or prevent imminent recurrence of SE based on clinical or EEG evidence. This definition excludes maintenance doses of ASMs or medications with anticonvulsant properties used for other reasons, such as procedural sedation. CO-PRIMARY ENDPOINTS Onset of Action: Proportion of participants with SE cessation within 30 minutes of study drug initiation without medications for the acute treatment of SE§ Durability of Effect: Proportion of participants with no progression to IV anesthesia for 36 hours following study drug initiation KEY SECONDARY ENDPOINTS Time to SE cessation following study drug initiation No progression to IV anesthesia for 72 hours following study drug initiation • Time on positive pressure ventilation • ICU length of stay • Hospital length of stay HEALTHCARE UTILIZATION ENDPOINTS • Proportion of patients who develop SRSE • Seizure burden reduction • Discharge destination • Disability at final assessment 25 KEY COMPONENTS • Sample N = 82 (Two-thirds of total sample, N=124) • Timing - Database “freeze” when 82nd patient completes 72 hours - Initiates data cleaning then analysis by an unblinded, independent statistician - Interim data tables provided to Data Monitoring Committee INTERIM TOPLINE DATA • 94% power to detect a 40% treatment difference at interim analysis • Minimum delta for statistical significance = 19%-27% STATISTICAL POWER • Co-primary endpoints • Key secondary endpoints Endpoints Interim Analysis

©2024 Marinus Pharmaceuticals. All Rights Reserved I RAISE II: Phase 3 Trial in Refractory Status Epilepticus 26 1 Kapur et al. Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103-13. Benzodiazepine Administered IV AEDs (antiepileptic drugs) IV Anesthetics (Medically Established Status induced Coma) Epilepticus (ESE) Super Refractory Status Epilepticus (SRSE) Refractory Status Epilepticus (RSE) 1st Line 3rd Line Status Epilepticus 2nd Line ICU Tertiary Center ICU Emergency Room RAISE vs. RAISE II TARGET PATIENT POPULATION Failure of at least two or more treatments, either: Benzodiazepine(s) + > 1 IV AED OR > 2 IV AEDs (n=124) Failure of benzodiazepines and at least one IV AED’s (RSE) (n=70) COMPARATOR Ganaxolone vs. Placebo in patients receiving background standard of care Ganaxolone vs. Placebo with concurrent IV AED initiation PRIMARY ENDPOINT Co-primary endpoints: (1)SE cessation within 30 min (2) no escalation to IV anesthesia within 36 hrs Responder analysis: SE cessation within 30 min and no escalation of care within 36 hrs Trial Goals: • Support potential European approval in RSE • Potential indication expansion opportunity (relative to the RAISE trial population)

©2024 Marinus Pharmaceuticals. All Rights Reserved I Published Research Suggests Early Treatment Intervention May Improve Clinical Outcomes 27 Status epilepticus (SE) duration ≥12 hours was an independent predictor of an unfavorable outcome at discharge in patients with post-stroke SE (OR 9.58 (1.978-46.407)1 % Mortality After Discharge1 SE Duration, % Time to SE onset post-stroke <12 hours ≥12 hours <3 days 33.3 83.3 ≥3 days 14.8 33.3 1Santamarina E, et al. Seizure. 2018;60:172-177. 2. 2DeLorenzo RJ, et al. Seizure 2009;18(6):405. 0 5 10 15 20 25 30 35 40 30-60 minutes >60 minutes % Mortality Duration of SE SE duration > 60 minutes associated with ↑ mortality after adjustment of covariates (e.g. age, etiology)2 Community University

©2024 Marinus Pharmaceuticals. All Rights Reserved I ► Novel dosing approach and current EINDs • ↓Cmax but ↑ AUC + 3 month oral wean • Ganaxolone 833mg/day x 48h➛1,050mg/day x 168h • Captisol® 50gm/day ➛63gm/day Approach to SRSE 28 26 patients with SRSE treated to date with IV ganaxolone 14 with similar regimen to RSE dosing 12 with new regimen specific to SRSE ► Potential future clinical study due to encouraging EIND learnings • Continued support of EINDs • ISS or investigator-led group cooperative OL study • Industry led OL study • Dosing/treatment guideline development 28 0 24 48 72 96 120 144 168 192 0 250 500 750 1000 Time (h) Simulated GNX Plasma Concentration (ng/mL) Simmulated plasma levels during SRSE treatment Simmulated plasma levels in RAISE trial 3-month oral taper

©2024 Marinus Pharmaceuticals. All Rights Reserved I Super Refractory Status Epilepticus: Ganaxolone Experience to Date 29 New onset refractory status epilepticus (NORSE) Febrile illness-related epilepsy syndrome (FIRES) Lennox-Gastaut syndrome PCDH-19 related epilepsy Autoimmune encephalitis Herpes encephalitis Vascular Mitochondrial disorders Outcome Number of patients Responded 11 Partially responded 6 Did not respond 9 Ages Diagnoses Outcomes Age range Number of patients 1-3 years 2 4-12 years 6 13-17 years 4 18 and above 14 Total 26 29 75% of the patients treated with the new regimen fully or partially responded

Building Commercial Infrastructure for Future IV Launches

©2024 Marinus Pharmaceuticals. All Rights Reserved I Roadmap to Success in the Hospital Market 31 31 Charting our own path to deliver a groundbreaking treatment for patients with refractory status epilepticus Market Segmentation & Targeting Robust Total Value Proposition Advanced analytics as a GPS for account targeting Balanced prioritization across account archetypes Clinical differentiation Clear value story Bespoke GTM deploymentteams Operational Support for Rapid Uptake Accelerated Access Strategy Distribution & Channel Reimbursement pathways 250ml exclusive offering Access, reimbursement & informatics support Launch prioritization Focus on key accounts to enable optimized commercial structure and approach

©2024 Marinus Pharmaceuticals. All Rights Reserved I RSE Commercial Launch Preparedness 32 T O P - L I N E D A T A N D A F I L I N G P D U F A L A U N C H Commercial Infrastructure Clinical Stakeholders Payors Hospital Formulary Financial Decision-Makers NTAP/Reimbursement Driving awareness through disease state education Initiate education to payors on RAISE and target hospital formulary decision makers* Conduct in-depth conversations, est. target populations with payors* Personalized Budget Impact Model discussions* Insight gathering : KOL meetings, societal presence, focus groups and advisory sessions NTAP Filing Development NTAP Application *Denotes planned activation of distinct customer facing team(s) 250mL offering Commercial and medical team build

©2024 Marinus Pharmaceuticals. All Rights Reserved I Outcomes Deteriorate as RSE Progresses Despite Intensive Levels of Care As SE progresses, healthcare resource utilization increases, but patient outcomes worsen IV anti-seizure meds Medically-induced coma with IV anesthetics Progression to ≥ 3 ASMs 6 Avg ICU Days 60% Not Discharged Home 13 Avg Inpatient Days 16% Mortality 8 Avg ICU Days 59% Not Discharged Home 15 Avg Inpatient Days 25% Mortality 30% of RSE pop. 40% of RSE pop. Progression to IV-GA Source: Premier Chargemaster, Cost of Care Analysis 2023 33 4 Avg ICU Days 8 Avg Inpatient Days 40% Not Discharged Home 9% Mortality 30% of RSE pop. No Progression 33

©2024 Marinus Pharmaceuticals. All Rights Reserved I Clinical and Healthcare Costs Associated with RSE 34 Utilization and Cost Outcomes Metric Cohort 1 (≤ 1 IV AED) Cohort 2 (> 1 IV AED) Cohort 3 (≥ 1 IV anesthetic) All Unique RSE patient encounter, N (%) 14,694 (33.4) 10,140 (23.1) 19,154 (43.5) 43,988 (100) Hospital length of stay (LOS) (days) Mean* 4.7 7.2 12.0 8.4 Median* 3 4 8 5 ICU LOS (for ICU patients only) Mean* 2.7 3.1 6.6 5.4 Median* 2 2 4 3 Total hospital cost* ($USD) Mean* $11,532 $18,328 $41,858 $26,304 Median* $6,812 $10,592 $24,105 $13,201 * Indicates p<0.05 across all pairwise comparisons Source: Guterman EL 2021 JAMA Neurol. Ganaxolone may offer the potential to reduce hospital costs and length of stay Treatments that prevent progression to SRSE with its associated complications may reduce length of stay and hospital costs

Second Generation Product Development

©2024 Marinus Pharmaceuticals. All Rights Reserved I Second Generation Ganaxolone 36 Goals Target Oral Pharmacokinetic Profile Increase efficacy Consistent delivery to achieve target plasma concentration Improve tolerability Optimize PK profile to reduce Cmax-related adverse effects Reduce dosing frequency More sustained exposure to allow once- or twice-daily dosing Lower cost of goods Better absorption to reduce API requirements per dose Enhance IP protection Improve formulation characteristics to provide opportunity for new IP AUC Cmax Tmax MEC MTC Current profile Target profile Increase the proportion of time the plasma level exceeds a minimally effective concentration (MEC) Avoid a significant increase in peak level (Cmax) that would exceed the maximum tolerated concentration (MTC) Second-generation ganaxolone development approaches: • Reformulation • Prodrug

©2024 Marinus Pharmaceuticals. All Rights Reserved I Next Steps: Prodrug and Ganaxolone Reformulation 37 Ganaxolone Prodrug Oral prodrug candidate selected Goals: • Optimize PK parameters for efficacy, tolerability and dosing frequency • Increase absorption (oral), solubility (IV) Preclinical IND-enabling trials planned Clinical: IND to follow completion of planned preclinical studies Second generation ganaxolone formulation goals Phase 1 multiple ascending dose (MAD) study of a second generation ganaxolone formulation: • Preliminary results demonstrated linear kinetics through a wide dose range that could allow individualization of treatment in patients with refractory epilepsy • Expect to apply extended-release technologies to the formulation targeting consistent exposure to achieve once or twice daily dosing while allowing physicians to dose titrate to higher serum concentrations of ganaxolone • Linear kinetics • Achieve steady state 100-200 ng/mL • Minimize peak-trough variability • Allow once or twice daily dosing while maintaining adequate trough level at steady state (Average trough levels in Marigold study were ~88 ng/mL)

Financial Update

©2024 Marinus Pharmaceuticals. All Rights Reserved I Financial Overview 39 Analyst Coverage*: Cantor Fitzgerald: Charles C. Duncan, Ph.D. Cowen: Joseph Thome, Ph.D. H.C. Wainwright & Co: Douglas Tsao Jefferies: Andrew Tsai JMP Securities: Jason N. Butler, Ph.D. Ladenburg Thalmann: Michael Higgins Oppenheimer: Jay Olson RBC: Brian Abrahams RW Baird: Brian Skorney SVB Securities: Marc Goodman Truist: Joon Lee, M.D., Ph.D. *Note: Opinions, estimates, and forecasts of the individual analysts regarding Marinus do not represent opinions, estimates, and forecasts of Marinus. The listing above does not imply endorsement or concurrent with their information, conclusions, or recommendations. Investor Relations – Nasdaq: MRNS ZTALMY® Revenue: • 2023 Full Year ZTALMY Reported Revenue : $19.6 million • Includes Fourth Quarter 2023 ZTALMY Revenue of $6.6 million • 2024 Full Year ZTALMY Revenue Guidance: $32 - $34 million Financial Summary (at Dec. 31, 2023): • $150.3 million in cash, cash equivalents, and short-term investments • Cash runway into Q4 2024 • $75 million in debt; interest only through May 2024, matures 2026 • 54.6 million shares outstanding; 65.1 million shares on a fully dilutive basis1 1 Fully dilutive total includes impact of pre-funded warrants and outstanding stock options and RSU’s

©2024 Marinus Pharmaceuticals. All Rights Reserved I Driving Global Access of ZTALMY® (ganaxolone) 40 Europe: Collaboration agreement with Orion Corporation for ganaxolone in CDD, TSC, RSE • Up to €90 million of development, commercial, and sales milestones1 ; tiered royalties in the low double-digits up to the high teens (oral suspension) and low 20s (IV) China: Collaboration agreement with Tenacia Biotechnology for ganaxolone in CDD, TSC, SE • Up to $256 million of development, commercial, and sales milestones2 ; tiered double-digit royalties MENA: Distribution agreement with Biologix Fzco for ganaxolone • Revenue sharing arrangement with regulatory milestones Japan: Targeting collaboration agreement in second half of 2024 Marinus Access Program Program initiated in Q4 2023 to expand global access to ZTALMY in non-partnered markets for appropriate patients with seizures associated with CDD 1Subject to achievement of certain clinical and commercial launch milestones related to CDD, TSC, and RSE and annualized sales thresholds for the oral and IV products 2Subject to achievement of regulatory approvals for CDD and TSC

Intellectual Property

©2024 Marinus Pharmaceuticals. All Rights Reserved I Multiple Layers Of Potential Protection 42 Orphan drug designations for CDD and PCDH19 provide 7 and 10 years regulatory exclusivity in U.S. and EU, respectively. Orphan drug designation for SE provides 7 years regulatory exclusivity in U.S. U.S. Patents/ Patent Applications Expiration Date Status Epilepticus Method of Use Patent granted on clinical regimen 2040 Patent granted on clinical regimen using broader ganaxolone dosing 2040 Applications pending on dosing regimens for SRSE and ESE 2041/2042 Formulation Licensed Captisol® patents Through 2033 Applications pending on IV formulation 2036 CDKL5 Deficiency Disorder Method of Use Patent granted (licensed) for treatment of epileptic disorders 2037 Application pending on dosing regimen 2038/2041/2042 Formulation Patents granted (oral suspension) 2031 (if PTE granted) Tuberous Sclerosis Complex Method of Use Patent granted on a method of treating TSC-related epilepsy 2040 Application pending on new dosing regimens 2041/2042 Formulation Patents granted (oral suspension) 2031 (if PTE granted) Second Generation Ganaxolone Formulation Application pending on second generation formulations 2042/2043

Appendix

©2024 Marinus Pharmaceuticals. All Rights Reserved I 44 Ganaxolone Placebo 0 10 20 30 40 Median Percent Reduction 28-day Frequency of Major Motor Seizures 30.7% 6.9% *Wilcoxon Rank-Sum Test **Hodges-Lehman Estimate of Median Dif erence Patients taking ganaxolone experienced a significant reduction in seizure frequency Ganaxolone reduced the frequency of monthly major motor seizures by a median of 30.7% compared with 6.9% for placebo (p=0.0036)* Δ = 27.1% (47.9 - 9.6)** *Hodges-Lehmann estimate of median difference (95% confidence interval) **Wilcoxon rank-sum test Phase 3 Marigold data published in The Lancet Neurology First international CDKL5 guidelines published in Frontiers in Neurology Phase 3 CDD Marigold Trial Data and Safety Summary Not for promotional use Treatment Emergent Adverse Events (TEAE) Preferred Term Placebo (n=51) Ganaxolone (n=50) Any TEAE, n (%) 45 (88.2) 43 (86.0) Somnolence 8 (15.7) 18 (36.0) Pyrexia 4 (7.8) 9 (18.0) Upper Respiratory Tract Infection 3 (5.9) 5 (10.0) Constipation 3 (5.9) 3 (6.0) Salivary Hypersecretion 1 (2.0) 3 (6.0) Sedation 2 (3.9) 3 (6.0) Includes AEs that occurred >5% of subjects in ganaxolone arm and ganaxolone > placebo Preferred Term Placebo (n=51) Ganaxolone (n=50) Any Serious TEAE, n (%) 5 (9.8) 6 (12.0) Bronchitis 0 (0.0) 1 (2.0) Rhinovirus Infection 0 (0.0) 1 (2.0) Urinary Tract Infection 0 (0.0) 1 (2.0) Pneumonia Mycoplasmal 1 (2.0) 0 (0.0) Pneumonia Viral 1 (2.0) 0 (0.0) Respiratory Syncytial Virus Bronchiolitis 1 (2.0) 0 (0.0) Oxygen Saturation Decreased 0 (0.0) 1 (2.0) Food Refusal 0 (0.0) 1 (2.0) Pneumonia Aspiration 0 (0.0) 1 (2.0) Hypoxia 1 (2.0) 0 (0.0) Faecaloma 1 (2.0) 0 (0.0) Hypotonia 1 (2.0) 0 (0.0) Seizure 1 (2.0) 0 (0.0) Unresponsive to Stimuli 1 (2.0) 0 (0.0) Serious Treatment Emergent Adverse Events

©2024 Marinus Pharmaceuticals. All Rights Reserved I Average Ganaxolone Levels Correlate with Seizure Reduction 45 • Logarithms of plasma ganaxolone level and percentage change in major motor seizure frequency were negatively correlated • Patients in the Medium and High ganaxolone level groups had an average ganaxolone concentration of 120 ng/mL and a median 38.5% reduction in seizure frequency • Incidence of CNS-related adverse events was similar across ganaxlone dose level groups Loge percentage change in major motor seizure frequency was calculated as loge (percentage change + 100) 3.0 3.5 4.0 4.5 5.0 5.5 6.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 Loge GNX Level (ng/mL) Loge Percent Change Major Motor Seizure Frequency Equivalent % Change in Major Motor Seizure Frequency r = -0.512 p = 0.001 *Pearson correlation * 145 48.4 -10.0 -45.4 -66.9 -79.9 -87.8 Equivalent GNX Level (ng/mL) 20.1 33.1 54.6 90.0 148 245 403 Low (40 ng/m L*) Medium (70 ng/m L*) High (170 ng/m L*) -100 -75 -50 -25 0 25 50 75 100 Percent Change in Major Motor Seizure Frequency **p = 0.01 *m ean GNX level w it h in Grou p **Kru skal-W allis Test n =13 n =13 n =12 Goal of reformulation is to drive consistent plasma ganaxolone levels to the mid- and upper-end of the target range

©2024 Marinus Pharmaceuticals. All Rights Reserved I 46 Reduction in monthly major motor seizure frequency through 2 years of the OLE* Patients who remained in the clinical trial at 2 years experienced sustained reduction in MMSF1 ► Following the pivotal trial, 88 out of 101 patients entered an open-label extension study to evaluate the ongoing safety and efficacy of ZTALMY.1 ► The primary objective of the OLE was to collect additional safety and tolerability data. Safety findings were consistent with the double-blind phase; no new safety findings had emerged at the time of analysis. 1,2 ► Additional efficacy assessments were also performed. Open-label design and small sample size preclude conclusions about efficacy. Phase 3 Open Label Extension Data in CDD Not for promotional use Patients achieved average seizure reductions of approximately 50% at two years of treatment *Data as of June 30, 2022 1. Data on file. Marinus Pharmaceuticals, Inc. 2. Specchio N, Amin S, Hulihan J, et al. Extended duration safety and efficacy of ganaxolone for the treatment of CDKL5 deficiency disorder: preliminary open-label extension analysis (Marigold Study). American Epilepsy Society. Dec 4-8, 2020. Virtual conference. Trial data published in Epilepsia

©2024 Marinus Pharmaceuticals. All Rights Reserved I 47 Details on Baseline Patient Characteristics for Phase 2 RSE Trial NCSE: Non-convulsive status epilepticus CSE: Convulsive status epilepticus LAC: Lacosamide LEV: Levetiracetam LOR: Lorazepam PHT: Phenytoin fPHT: Fosphenytoin VPA: Valproic Acid *Bolded, underlined IV AED’s were the last ones administered prior to GNX Patient Dosing Cohort Etiology History of Epilepsy Type of SE Failed Antiseizure Medications Prior to GNX* Dose of Last IV AED Administered Prior to GNX (Recommended Dose) 1 Low Vascular No NCSE LAC, LEV 200mg (200-600mg) 2 Low Unknown Yes NCSE fPHT, LEV 1,000mg (1000-3000mg) 3 Low Vascular No NCSE LOR, LAC, LEV 600mg (200-600mg) 4 Low Vascular No NCSE LOR, LAC, LEV 600mg (200-600mg) 5 Low Tumor No CSE LOR, LAC, LEV 2,000mg (1000-3000mg) 6 Medium Vascular No NCSE LOR, LAC, LEV 600mg (200-600mg) 7 Medium Drug Overdose / Withdrawal Yes CSE LOR, LEV 1,000mg (1000-3000mg) 8 Medium Unknown Yes CSE → NCSE LOR, LAC, LEV 1,000mg (1000-3000mg) 9 Medium Tumor Yes NCSE LAC, LEV, PHT 200mg (100mg) 10 Target Vascular Yes CSE LOR, LAC, VPA 400mg (200-600mg) 11 Target Drug Overdose / Withdrawal No CSE LOR, LAC, LEV 400mg (200-600mg) 12 Target Tumor Yes NCSE LOR, LEV, VPA 700mg (1000-3000mg) 13 Target Autoimmune No NCSE LOR, LEV 1,000mg (1000-3000mg) 14 Target Vascular No NCSE LOR, LAC, LEV, PHT 200mg (200-600mg) 15 Target Vascular Yes CSE LOR, LEV 1,000mg (1000-3000mg) 16 Target Tumor No NCSE LOR, LAC, LEV 400mg (200-600mg) 17 Target Autoimmune No NCSE LOR, fPHT, LAC, LEV, VPA 200mg (200-600mg)

©2024 Marinus Pharmaceuticals. All Rights Reserved I 48 PK/PD Relationship and Rationale for Target Dose Modeled PK Curves for All Dose Groups High Dose Achieved Target Range ≥ 500 ng/mL for ~8 hours Only High Dose Provided Sustained Reduction (>80%) Throughout Entire Analysis Window Data presented at AES 2019 PK: Pharmacokinetics / PD: Pharmadynamic Seizure Burden Reduction Occurred Rapidly in All Dose Groups

©2024 Marinus Pharmaceuticals. All Rights Reserved I 49 RAISE Trial Sites Standard of Care Progression to IV Anesthesia ► Surveyed PI’s at selected RAISE Trial sites to learn more about their standard of care natural history progression to IV anesthesia following the failure of one versus more than one 2nd-line IV AEDs Trial population Of those that escalate to 3rd -line IV anesthesia, they do so in ~2.5 hours following failure of the second 2 nd -line IV AED Clear unmet medical need in patients that fail two or more 2 nd line IV AEDs Guides site selection and approximates placebo response for escalation to IV anesthesia co-primary Patients with non-convulsive status epilepticus (NCSE) median 1  2 0 20 40 60 80 100 # of failed 2 nd -line IV AEDs %of Patients Progressing to 3 rd -line IV anesthetics median + 95% CI

©2024 Marinus Pharmaceuticals. All Rights Reserved I RAISE Protocol Amended to Accelerate Enrollment 50 Original Protocol Amended Protocol Patients excluded IF SE would NOT warrant anesthesia for the next 24 hours IV anesthesia would likely be next treatment if study drug (ganaxolone or placebo) does not control SE Treatment of the current SE episode w/ IV anesthetics at adequate dose and duration to induce anesthesia IV anesthesia (any dose/any indication) for less than 18 hours* Benzodiazepine(s) and two or more second-line IV AEDs At least two or more treatments, either: 1. Benzodiazepine(s) + > 1 IV AED 2. > 2 IV AEDs At least 6 minutes of seizure activity in the 30-minute period prior to study drug initiation (20% seizure burden) At least 6 minutes of seizure activity in any 30 minutes within one hour of study drug initiation Ceribell rapid EEG permitted for screening only Ceribell rapid EEG permitted for study qualification and determination of EEG cessation (1st co-primary endpoint) < 35 < 40 Included midazolam, propofol, thiopental, pentobarbital, phenobarbital or ketamine Phenobarbital and ketamine removed from list of anesthetic agents *Patients with continuing seizures despite IV anesthesia are excluded Goal is to drive greater enrollment without reducing sensitivity of study outcomes Amended protocol more closely aligns with Phase 2 population and clinical workflow Protocol component EEG criteria EEG criteria Prior failed treatments Pre-treatment IV anesthesia Escalation of treatment EEG monitoring BMI IV anesthetic agents

©2024 Marinus Pharmaceuticals. All Rights Reserved I Phase 1 Single Ascending Dose (SAD) Study 51 51 Mean Cmax (ng/mL) Mean AUC0-t (h*ng/mL) 41% 31% 38% 18% 18% 14% Study design Ganaxolone reformulation demonstrated linear kinetics at single doses from 100-1200 mg • Single dose PK study in healthy adult volunteers • Evaluated PK profile of 100, 200, 400, 600, 900 and 1200 mg of reformulated ganaxolone • Ganaxolone reformulation administered as sprinkle mixed with water or yogurt Test Reference Test Reference